UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 14, 2011, TVA entered into a $1,000,000,000 Winter Maturity Credit Agreement with The Royal Bank of Scotland plc, Mizuho Corporate Bank, Ltd., Wells Fargo Bank, National Association, UBS AG, Stamford Branch, Bank of Montreal, and Bank of Nova Scotia (the “Winter Maturity Credit Agreement”).  The Royal Bank of Scotland plc serves as Administrative Agent and Letter of Credit Issuer of the Winter Maturity Credit Agreement, and is also a Lender.  The Winter Maturity Credit Agreement allows TVA to access up to $1,000,000,000 in loans and up to $500,000,000 in letters of credit, and it will expire on January 14, 2014.  The interest rate on any borrowing under the Winter Maturity Credit Agreement is variable based on market factors and the rating of TVA’s senior unsecured long-term non-credit enhanced debt.  TVA is required to pay an unused facility fee on the portion of the $1,000,000,000 against which TVA has not borrowed or committed under letters of credit.  This fee, along with the fee on any letter of credit, may fluctuate depending on the rating of TVA’s senior unsecured long-term non-credit enhanced debt.

On January 14, 2011, TVA also entered into a $500,000,000 Fall Maturity Credit Agreement with Bank of America, N.A., as Administrative Agent, Letter of Credit Issuer, and a Lender (the “Fall Maturity Credit Agreement”).  The Fall Maturity Credit Agreement allows TVA to access up to $500,000,000 in either loans or letters of credit, and will expire on January 14, 2014.  The interest rate on any borrowing under the Fall Maturity Credit Agreement is variable based on market factors and the rating of TVA’s senior unsecured long-term non-credit enhanced debt.  TVA is required to pay an unused facility fee on the portion of the $500,000,000 against which TVA has not borrowed or committed under letters of credit.  This fee, along with the fee on any letter of credit, may fluctuate depending on the rating of TVA’s senior unsecured long-term non-credit enhanced debt.  The Fall Maturity Credit Agreement amends and restates the $1,000,000,000 Fall Maturity Credit Agreement with Bank of America, N.A., as Administrative Agent and a Lender, which had a maturity date of February 7, 2011.

When combined with TVA’s currently outstanding $1,000,000,000 credit facility, which has a maturity date of May 11, 2011, these credit facilities allow TVA to borrow up to $2,500,000,000.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: January 20, 2011	By:	/s/ John M. Thomas, III
John M. Thomas, III
Chief Financial Officer